UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

October 30, 2001

Date of report (Date of earliest event reported)

ASSISTED LIVING CONCEPTS, INC.
(exact name of registrant as specified in its charter)

NEVADA	1-13498	93-1148702

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

11835 NE Glenn Widing Drive, Bldg E, Portland, OR 97220-9057

(Address of Principal Executive Offices) (Zip Code)

(503) 252-6233

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 5. OTHER EVENTS

     On October 1, 2001, Assisted Living Concepts, Inc. (the “Company”), and its wholly owned subsidiary, Carriage House Assisted Living, Inc. (“Carriage House”, and together with the Company, the “Debtors”) each filed a voluntary petition under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware in Wilmington (the “Court”), case nos. 01-10674 and 01-10670, respectively, which are being jointly administered (the “Cases”). The Company and Carriage House are operating as debtors-in-possession and, therefore, remain in possession of their assets during the pendency of these Cases. On October 30, 2001, the Court entered an Order Approving Disclosure Statement, Fixing Time for Filing Acceptances or Rejections of Plan, Establishing Procedure for Counting Votes, and Approving Form and Manner or Notice and Solicitation (the “Disclosure Statement Order”) wherein the Court in approving the Disclosure Statement found, among other things, that it contained adequate information under section 1125 of the Bankruptcy Code and, therefore, can and shall be used for purposes of soliciting votes either accepting or rejecting the Plan. On December 5, 2001, the Court is scheduled to conduct a hearing on confirmation of the Plan.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)	None.

(c)	Exhibit 99.1	Amended Joint Disclosure Statement of the Debtors Pursuant to Section 1125 of the Bankruptcy Code dated October 30, 2001.

	Exhibit 99.2	Amended Joint Plan of Reorganization of the Debtors dated October 30, 2001.

ITEM 9. REGULATION FD DISCLOSURE

     Pursuant to the Disclosure Statement Order, the Debtors, commencing on November 7, 2001 will solicit votes either accepting or rejecting the Plan. The Plan and the Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSISTED LIVING CONCEPTS, INC.

By:	/s/ Sandra Campbell

Name: Sandra Campbell Title: Secretary

Date: November 6, 2001

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EXHIBIT INDEX

EXHIBIT NO.	DOCUMENT DESCRIPTION

Exhibit 99.1	Amended Joint Disclosure Statement of the Debtors Pursuant to Section 1125 of the Bankruptcy Code dated October 30, 2001.

Exhibit 99.2	Amended Joint Plan of Reorganization of the Debtors dated October 30, 2001.